EXHIBIT 99.1
                                 ------------

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
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                           Computational Materials


                               $ [ 924,652,000 ]
                  (Approximate, subject to final collateral)


                                 MSM 2004-5AR

                      Morgan Stanley Mortgage Loan Trust

             Mortgage Pass-Through Certificates, Series 2004-5AR

                             Hybrid Arm New Issue



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------


                      COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).




-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------



Deal Summary:                Offering consists of approximately [$924,652,000]
                             of Senior Certificates plus or minus 5%. The trust fund will be divided into four groups. Loan
                             Group 1 consists of arms that begin adjusting in one year or less from origination. Approximately
                             [$143,068,000] of Senior Certificates with an initial pass-through rate of 4.408% plus or minus
                             0.50% will be related to Loan Group 1. Loan Group
                             2 consists of 3 year hybrid arm collateral.
                             Approximately [$118,873,000] in Senior
                             Certificates with an initial pass-through rate of 4.302% plus or minus 0.50% will be related to Loan Group 2. Loan Group 3 consists of 5 year hybrid arm collateral. Approximately
                             [$522,318,000] in Senior Certificates with an initial pass-through rate of 4.933% plus or minus
                             0.50% will be related to Loan Group 3. Loan Group
                             4 consists of 7 year hybrid arm collateral.
                             Approximately [$140,393,000] in Senior
                             Certificates with an initial pass-through rate of 4.989% plus or minus 0.50% will be related to Loan Group 4.

Issuer:                      MSM Series 2004-5AR

Underwriter:                 Morgan Stanley & Co. Incorporated

Master Servicer/
Securities Administrator:    Wells Fargo Bank, N.A.

Depositor:                   Morgan Stanley Capital I, Inc.

Trustee:                     Deutsche Bank

Custodian:                   Deutsche Bank and JPMorgan Chase Bank

Type of Issuance:            Public

Rating Agencies:             The Senior Certificates will be rated by 2 out of
                             the 3 major rating agencies: S&P, Fitch, and Moody's

Cut-off Date:                June 1, 2004

Closing Date:                June 30, 2004

Distribution Date:           The 25th day of each month (or if not a business
                             day, the next succeeding business day),
                             commencing in July 2004.

Certificates:                The "Senior Certificates" will consist of one or
                             more classes of Class A Certificates related to each loan group (each a "Senior Certificate
                             Group") and the Class A-R Certificates. The
                             "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class
                             B-5 and Class B-6 Certificates.The Senior
                             Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates".


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------


Structure:                   Senior/Subordinate, shifting interest with a
                             seven year prepayment lockout to the subordinate certificates.

                             The prepayment percentages on the Subordinate Certificates are as follows:

                             July 2004 - June 2011          0%   Pro Rata Share
                             July 2011 - June 2012          30%  Pro Rata Share
                             July 2012 - June 2013          40%  Pro Rata Share
                             July 2013 - June 2014          60%  Pro Rata Share
                             July 2014 - June 2015          80%  Pro Rata Share
                             July 2015 and thereafter       100% Pro Rata Share

                             Notwithstanding the foregoing, if, prior to the third anniversary of the first distribution date, July 2007, the credit enhancement provided by the Subordinate Certificates is greater than or equal to twice the credit enhancement as of the closing date (subject to performance triggers), the Subordinate Certificates will be entitled to 50% of their pro rata share of prepayment principal. If the credit enhancement on or after the third anniversary of the first distribution date is greater than or equal to twice the credit enhancement as of the closing date (subject to performance triggers), the Subordinate Certificates will be entitled to receive their pro rata share of prepayment principal.

Credit Support:              The Senior Certificates will receive
                             distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions. It is anticipated that the subordination for the Senior Certificates will initially equal [4.50]% plus or minus 0.50%.

Cross-Collateralization:     In certain limited circumstances, the principal
                             and interest collected from any of the Group 1, Group 2, Group 3 or Group 4 Mortgage Loans may be used to pay principal or interest, or both, to the Senior Certificates unrelated to that loan group.

Accrual Period:              The interest accrual period (the "Accrual
                             Period") with respect to the fixed rate classes for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis), and with respect to any non delay, floating rate classes, that may be created, the Accrual Period will be the period beginning on the 25th day of the month (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the 24th day of the month (on a 30/360 basis).

Servicer Advancing:          Yes, to the extent deemed recoverable.

Registration:                The Offered Certificates will be made available
                             in book-entry form through DTC (except for the Class A-R Certificates which are physical), and upon request only, through Clearstream,
                             Luxembourg and Euroclear system.

Federal Tax Treatment:       It is anticipated that the Offered Certificates,
                             other than the Class A-R Certificates, will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates, other than the Class
                             A-R Certificates, are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:             The Senior Certificates and the Class B-1
                             Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                       4

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------

Optional Termination: The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 1% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Minimum Denomination:        Offered Certificates - $25,000, Retail Classes of
                             Senior Certificates - $1,000

Pricing Prepayment
Speed:                       25% CPR

Priority of Distributions:   With respect to any Distribution Date, available
                             funds from the related group will be distributed in the following order of priority:

                             1. To the Senior Certificates, accrued and unpaid
                                interest at the related pass-through rates, from the related Mortgage Loans
                             2. To the Senior Certificates, principal
                                allocable to such class from the related
                                Mortgage Loans
                             3. To the Subordinate Certificates, in sequential
                                order, accrued and unpaid interest at the related Certificate Interest Rate and the respective share of principal from all loan groups allocable to such classes

Distributions
of Principal:                On each distribution date, an amount up to the
                             Group 1 Senior Principal Distribution Amount will be distributed as principal to the Group I Senior
                             Certificates until their Class Principal Balances are reduced to zero.

                             On each distribution date, an amount up to the Group 2 Senior Principal Distribution Amount will be distributed as principal to the Group II Senior Certificates until their Class Principal Balances are reduced to zero.

                             On each distribution date, an amount up to the Group 3 Senior Principal Distribution Amount will be distributed as principal to the Group III Senior Certificates until their Class Principal Balances are reduced to zero.

                             On each distribution date, an amount up to the Group 4 Senior Principal Distribution Amount will be distributed as principal to the Group IV Senior Certificates until their Class Principal Balances are reduced to zero.

                             To the extent that Available Funds remain after distribution of interest and principal to the Senior Certificates, on each distribution date, an amount up to the Subordinated Principal Distribution Amount will be distributed as principal to the Subordinate Certificates. Each class of Subordinate Certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount based on its respective Class Principal Balance (subject to maintaining certain credit support levels). Distributions of principal to the Subordinate Certificates will be made on each distribution date sequentially in order of their numerical class designation, beginning with the B-1 Certificates, until each class of Subordinate Certificates has received its pro rata share of the Subordinated Principal Distribution Amount for that distribution date.

Allocation of
Realized Losses:             Any realized losses on the Mortgage Loans in a
                             loan group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter , to the Senior Certificate Group, related to that loan group, pro rata, in reduction of their principal balances.



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------



Mortgage Loans:              The trust will consist of hybrid arm mortgage
                             loans secured by first liens on one- to
                             four-family residential properties with an aggregate principal balance as of the Cut-off
                             Date of approximately $1,019,182,809 (the
                             "Mortgage Loans"). Substantially all of the Mortgage Loans have original terms to maturity of approximately 30 years and were acquired by Morgan Stanley Mortgage Capital Inc.

                             --------------------------------------------------------------------------
                             Aggregate Preliminary Mortgage Pool Data (approximate)
                             --------------------------------------------------------------------------
                             Total Outstanding Principal Balance                         $1,019,182,809
                             Number of Mortgage Loans                                             3,346
                             Average Current Principal Balance                                 $304,597
                             Weighted Average Mortgage Interest Rate                             4.779%
                             Weighted Average Remaining Term to Maturity                     357 months
                             Weighted Average Credit Score                                          725
                             Weighted Average Original Loan to Value Ratio                       72.69%
                             Owner Occupied                                                      91.37%
                             Cash-out Refinance                                                  22.44%
                             Geographic Distribution (% CA)                                      45.09%
                             Single Family Dwelling/PUD                                          87.15%
                             --------------------------------------------------------------------------

                             --------------------------------------------------------------------------
                             Group 1 Preliminary Mortgage Pool Data (approximate)
                             --------------------------------------------------------------------------
                             Total Outstanding Principal Balance                           $157,694,542
                             Number of Mortgage Loans                                               555
                             Average Current Principal Balance                                 $284,134
                             Weighted Average Mortgage Interest Rate                             4.408%
                             Weighted Average Remaining Term to Maturity                     357 months
                             Weighted Average Credit Score                                          713
                             Weighted Average Original Loan to Value Ratio                       76.36%
                             Owner Occupied                                                      94.25%
                             Cash-out Refinance                                                  20.40%
                             Geographic Distribution (% CA)                                      40.16%
                             Single Family Dwelling/PUD                                          91.63%
                             --------------------------------------------------------------------------

                             --------------------------------------------------------------------------
                             Group 2 Preliminary Mortgage Pool Data (approximate)
                             --------------------------------------------------------------------------
                             Total Outstanding Principal Balance                           $131,025,935
                             Number of Mortgage Loans                                               410
                             Average Current Principal Balance                                 $319,575
                             Weighted Average Mortgage Interest Rate                             4.302%
                             Weighted Average Remaining Term to Maturity                     356 months
                             Weighted Average Credit Score                                          729
                             Weighted Average Original Loan to Value Ratio                       71.51%
                             Owner Occupied                                                      94.08%
                             Cash-out Refinance                                                  20.96%
                             Geographic Distribution (% CA)                                      43.81%
                             Single Family Dwelling/PUD                                          89.78%
                             --------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                    June 17, 2004
Securitized Products Group
                                MORGAN STANLEY
-------------------------------------------------------------------------------


                             --------------------------------------------------------------------------
                             Group 3 Preliminary Mortgage Pool Data (approximate)
                             --------------------------------------------------------------------------
                             Total Outstanding Principal Balance                           $575,716,132
                             Number of Mortgage Loans                                             1,960
                             Average Current Principal Balance                                 $293,733
                             Weighted Average Mortgage Interest Rate                             4.933%
                             Weighted Average Remaining Term to Maturity                     357 months
                             Weighted Average Credit Score                                          724
                             Weighted Average Original Loan to Value Ratio                       73.14%
                             Owner Occupied                                                      89.95%
                             Cash-out Refinance                                                  24.75%
                             Geographic Distribution (% CA)                                      48.27%
                             Single Family Dwelling/PUD                                          85.01%
                             --------------------------------------------------------------------------

                             --------------------------------------------------------------------------
                             Group 4 Preliminary Mortgage Pool Data (approximate)
                             --------------------------------------------------------------------------
                             Total Outstanding Principal Balance                           $154,746,200
                             Number of Mortgage Loans                                               421
                             Average Current Principal Balance                                 $367,568
                             Weighted Average Mortgage Interest Rate                             4.989%
                             Weighted Average Remaining Term to Maturity                     358 months
                             Weighted Average Credit Score                                          738
                             Weighted Average Original Loan to Value Ratio                       68.24%
                             Owner Occupied                                                      91.43%
                             Cash-out Refinance                                                  17.15%
                             Geographic Distribution (% CA)                                      39.37%
                             Single Family Dwelling/PUD                                          88.34%
                             --------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject   Full-Alt%       FICO
Mortgage Rates (%)             Loans         Balance ($)    Balance   Coupon(%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                     14        5,230,977.01       0.51       2.458           2.083       74.21        45.5        710
2.501 - 3.000                     11        3,472,211.19       0.34       2.908           2.567       69.61        67.9        750
3.001 - 3.500                     82       25,981,318.28       2.55       3.372           3.046       68.93        69.8        726
3.501 - 4.000                    548      154,425,250.31      15.15       3.885           3.616       69.10        52.3        736
4.001 - 4.500                    661      211,072,529.54      20.71       4.338           4.063       71.59        53.3        730
4.501 - 5.000                    874      276,473,541.06      27.13       4.821           4.548       71.75        50.3        726
5.001 - 5.500                    617      193,365,074.70      18.97       5.333           5.068       74.87        37.0        719
5.501 - 6.000                    409      115,715,140.68      11.35       5.788           5.521       77.41        20.3        713
6.001 - 6.500                    119       30,766,344.55       3.02       6.267           6.007       77.86        14.4        711
6.501 - 7.000                     11        2,680,421.67       0.26       6.736           6.348       78.95         0.0        708
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.375%
Maximum: 6.875%
Weighted Average:  4.779%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Current Mortgage Loan       Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Principal Balance ($)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                240       19,180,750.70       1.88       4.720           4.434       67.30        47.4        727
100,000.01 - 200,000.00          975      146,308,150.57      14.36       4.824           4.545       73.43        43.6        725
200,000.01 - 300,000.00          759      190,717,869.62      18.71       4.802           4.536       73.94        38.9        724
300,000.01 - 400,000.00          570      199,444,017.73      19.57       4.800           4.525       74.16        43.9        723
400,000.01 - 500,000.00          373      168,987,193.89      16.58       4.758           4.484       72.80        48.0        728
500,000.01 - 600,000.00          174       95,569,005.51       9.38       4.772           4.506       73.33        49.9        723
600,000.01 - 700,000.00          134       86,349,041.69       8.47       4.749           4.472       71.02        46.4        728
700,000.01 - 800,000.00           37       27,942,525.10       2.74       4.868           4.601       71.22        51.5        723
800,000.01 - 900,000.00           36       30,773,065.74       3.02       4.666           4.406       70.54        35.8        726
900,000.01 - 1,000,000.00         35       34,467,505.78       3.38       4.705           4.415       61.84        48.7        723
1,000,000.01 >=                   13       19,443,682.66       1.91       4.612           4.341       73.01        46.4        726
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 18,000.00
Maximum: 2,206,750.00
Average: 304,597.37
Total: 1,019,182,808.99



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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 1 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Documentation Level            Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative            1,469      454,721,319.39      44.62       4.585           4.315       72.29       100.0        726
Limited                          453      146,715,123.50      14.40       5.170           4.869       75.04         0.0        718
No Income Verifier               432      128,144,965.15      12.57       5.333           5.053       76.21         0.0        721
No Ratio                         310       97,371,251.20       9.55       5.046           4.793       74.16         0.0        716
Lite                             306       80,346,398.06       7.88       4.297           4.044       71.78         0.0        735
Stated Documentation             177       51,979,898.82       5.10       4.659           4.409       66.75         0.0        735
No Documentation                 121       34,412,071.60       3.38       4.653           4.334       67.02         0.0        732
Streamline                        78       25,491,781.27       2.50       4.127           3.877       65.48         0.0        747
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69         44.6       725
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Original                    Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan-to-Value Ratio (%)        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                          65       10,861,695.50       1.07       4.329           4.071       22.20        48.5        753
30.01 - 40.00                     86       22,855,188.73       2.24       4.447           4.190       35.96        46.9        755
40.01 - 50.00                    152       47,372,053.39       4.65       4.533           4.264       45.91        50.3        739
50.01 - 60.00                    200       69,564,153.19       6.83       4.484           4.214       55.54        47.7        740
60.01 - 70.00                    446      163,095,099.86      16.00       4.621           4.349       66.31        42.7        728
70.01 - 80.00                  2,184      655,324,221.38      64.30       4.882           4.607       78.56        44.4        721
80.01 - 90.00                    102       22,350,060.10       2.19       5.101           4.818       88.26        37.3        720
90.01 - 100.00                   111       27,760,336.84       2.72       4.641           4.371       97.68        46.6        720
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.91%
Maximum: 100.00%
Weighted Average by Current Balance: 72.69%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                   Number                      % of                                 Average
                                       of          Total      Total    Weighted        Weighted    Original
Coverage on Loans with Original  Mortgage        Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan-to-Value Ratios above 80%      Loans     Balance ($)   Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Yes                                   153   31,502,264.20     62.87       5.048           4.755       90.67        48.0        721
Yes-Pledged Assets                     57   17,533,327.39     34.99       4.469           4.219       99.07        35.0        718
None                                    3    1,074,805.35      2.14       5.113           4.863       84.65         0.0        712
----------------------------------------------------------------------------------------------------------------------------------
Total:                                213   50,110,396.94    100.00       4.847           4.570       93.48        42.5        720
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 2 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Geographic                        of               Total      Total    Weighted        Weighted    Original
Distribution                Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
by Balance                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                     1,159      459,584,510.64      45.09       4.854           4.584       72.24        42.8        727
Florida                          247       55,216,685.80       5.42       4.683           4.405       74.20        35.4        729
Colorado                         169       47,869,843.07       4.70       4.649           4.371       72.82        37.4        723
Virginia                         124       40,512,298.98       3.97       4.759           4.496       73.08        57.5        738
Illinois                         122       34,624,797.12       3.40       4.422           4.152       69.79        54.2        733
Washington                       128       33,606,192.34       3.30       5.035           4.762       76.22        35.2        719
Arizona                          140       33,531,174.70       3.29       4.778           4.495       73.05        36.8        719
New York                          80       29,828,259.15       2.93       4.980           4.715       68.24        43.6        719
Maryland                          81       28,421,132.94       2.79       4.711           4.439       71.87        54.8        719
Georgia                          126       27,562,412.48       2.70       4.562           4.284       73.67        60.0        728
Other                            970      228,425,501.77      22.41       4.708           4.431       73.55        47.9        721
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Purpose                        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                       1,516      462,182,467.65      45.35       4.918           4.642       78.21        43.7        727
Refinance - Rate Term          1,093      328,346,071.87      32.22       4.596           4.323       67.39        47.8        727
Refinance - Cashout              737      228,654,269.47      22.44       4.763           4.496       69.13        41.9        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family/PUD              2,842      888,263,337.76      87.15       4.764           4.491       72.56        44.1        724
Condominium                      434      111,020,144.51      10.89       4.866           4.598       74.68        49.7        733
2-4 Family                        57       16,904,884.93       1.66       5.026           4.734       66.98        34.7        718
Co-op                             10        2,420,921.79       0.24       4.891           4.641       63.92        65.9        747
Townhouse                          3          573,520.00       0.06       4.445           4.170       79.55       100.0        719
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 3 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Occupancy                      Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                        3,001      931,225,199.93      91.37       4.773           4.501       72.81        44.9        724
Second Home                      155       49,501,176.24       4.86       4.667           4.399       72.01        46.5        737
Investment                       190       38,456,432.82       3.77       5.071           4.784       70.45        35.8        726
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Remaining Term              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
151 - 180                          4        2,047,306.86       0.20       4.476           4.177       66.44       100.0        758
271 - 300                          3        1,401,098.64       0.14       3.029           2.654       71.00        69.2        752
331 - 360                      3,339    1,015,734,403.49      99.66       4.782           4.510       72.70        44.5        725
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 161
Maximum: 360
Weighted Average: 357
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Product Type                   Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month                     15        5,115,355.48       0.50       3.301           2.926       71.77        61.5        697
ARM - 6 Month                    512      148,531,105.93      14.57       4.469           4.149       76.86        36.3        713
ARM - 1 Year/6 Month               1          129,808.48       0.01       3.875           3.500       67.36         0.0        753
3 Year/6 Month                   138       38,782,095.81       3.81       4.897           4.647       77.98        35.6        711
5 Year/6 Month                 1,477      412,299,798.75      40.45       4.999           4.744       73.78        29.0        722
ARM - 1 Year/1 Year               27        3,918,272.57       0.38       3.541           3.166       63.62       100.0        729
3 Year/1 Year                    272       92,243,839.27       9.05       4.051           3.788       68.79        73.7        737
5 Year/1 Year                    483      163,416,332.96      16.03       4.768           4.467       71.54        55.7        730
7 Year/1 Year                    326      124,372,643.29      12.20       4.982           4.731       67.70        72.8        740
7 Year/6 Month                    95       30,373,556.45       2.98       5.019           4.767       70.43        36.1        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 4 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Index Type                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year               429       140,463,682.60      13.78       4.932           4.610       70.45        64.0        729
Libor - 1 Month                  15         5,115,355.48       0.50       3.301           2.926       71.77        61.5        697
Libor - 6 Month               2,224       630,969,365.42      61.91       4.868           4.599       74.58        31.4        719
Libor - 1 Year                  678       242,634,405.49      23.81       4.490           4.240       69.06        67.4        739
----------------------------------------------------------------------------------------------------------------------------------
Total:                        3,346     1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Gross Margin (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                      6        1,737,305.48       0.17       2.375           2.000       77.76       100.0        710
1.251 - 1.500                      1          228,000.00       0.02       2.500           2.125       80.00       100.0        650
1.751 - 2.000                  1,179      321,065,413.68      31.50       4.469           4.197       73.04        38.2        723
2.001 - 2.250                  1,715      561,581,878.06      55.10       4.960           4.692       72.97        42.1        725
2.251 - 2.500                      2          601,233.83       0.06       3.591           3.216       79.74        79.0        646
2.501 - 2.750                    438      132,127,781.35      12.96       4.806           4.517       70.46        70.2        730
2.751 - 3.000                      3        1,181,250.00       0.12       4.228           3.853       74.66        23.7        750
3.001 - 3.250                      1          318,380.00       0.03       4.750           4.500       73.39         0.0        671
3.251 - 3.500                      1          341,566.59       0.03       6.000           5.575       80.00         0.0        682
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.250%
Maximum: 3.500%
Weighted Average:       2.235%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 5 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Initial Periodic Cap (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                     3         1,675,600.00       0.16       3.341           2.966       62.10        40.3        685
1.000                           511       148,298,913.14      14.55       4.479           4.160       76.81        36.4        713
2.000                           174        70,083,960.90       6.88       3.929           3.679       66.94        76.0        742
3.000                             1           341,566.59       0.03       6.000           5.575       80.00         0.0        682
5.000                         1,514       498,467,099.05      48.91       5.171           4.903       73.44        43.8        725
5.500                             1           329,638.80       0.03       5.500           5.250       76.74         0.0        663
6.000                         1,128       296,392,225.03      29.08       4.499           4.239       70.68        42.4        727
8.000                             1           280,000.00       0.03       4.000           3.625       80.00       100.0        691
8.500                             2           380,000.00       0.04       2.900           2.525       80.00       100.0        705
8.750                             3           792,500.00       0.08       3.250           2.875       82.77        41.1        711
8.625                             6         1,679,608.58       0.16       2.697           2.322       77.68        78.6        695
8.875                             1           170,000.00       0.02       3.125           2.750       80.00       100.0        721
9.625                             1           291,696.90       0.03       2.375           2.000       80.00       100.0        776
----------------------------------------------------------------------------------------------------------------------------------
Total:                        3,346     1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 9.625%
Non-Zero Weighted Average: 4.514%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Periodic Cap (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                     15        4,656,105.48       0.46       3.040           2.665       72.72        70.8        698
1.000                          1,312      385,491,932.32      37.82       5.124           4.843       77.20        26.9        713
2.000                          2,019      629,034,771.19      61.72       4.581           4.314       69.92        55.3        733
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.620%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 6 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  1,412      470,430,922.09      46.16       5.182           4.913       73.15        44.6        726
5.001 - 6.000                  1,664      475,000,852.01      46.61       4.465           4.196       71.44        45.4        726
6.001 and Above                  270       73,751,034.89       7.24       4.229           3.916       77.77        39.6        709
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 9.625%
Weighted Average: 5.583%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Maximum Mortgage Rates (%)     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                      1          341,834.63       0.03       3.000           2.750       80.00         0.0        752
8.001 - 9.000                     29       11,281,931.63       1.11       3.223           2.909       71.00        60.3        738
9.001 - 10.000                 1,061      353,601,870.69      34.69       4.310           4.033       69.01        60.1        737
10.001 - 11.000                1,948      572,916,651.21      56.21       4.967           4.697       74.34        37.6        719
11.001 - 12.000                  285       76,235,572.78       7.48       5.684           5.413       77.20        25.8        710
12.001 - 13.000                   22        4,804,948.05       0.47       6.401           6.063       77.27         7.5        715
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 12.750%
Weighted Average: 10.364%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 7 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Months                      Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Next Rate Adjustment        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0 - 5                            519      145,511,685.54      14.28       4.499           4.180       76.75        37.4        712
6 - 11                            35       12,109,206.64       1.19       3.319           2.945       72.02        54.5        724
12 - 17                            4          389,528.36       0.04       4.724           4.349       74.36       100.0        671
18 - 23                            5          654,933.96       0.06       4.630           4.255       77.48       100.0        730
24 - 29                           48        9,400,877.81       0.92       4.382           4.056       70.93        88.1        714
30 - 35                          348      119,122,545.23      11.69       4.284           4.031       71.49        60.7        730
36 - 41                           14        3,262,884.98       0.32       5.295           5.012       70.17        31.8        728
42 - 47                           11        2,317,650.70       0.23       5.134           4.861       63.69        67.3        738
48 - 53                          338       89,450,084.69       8.78       5.662           5.406       76.48        19.3        720
54 - 59                        1,593      479,218,061.34      47.02       4.792           4.522       72.56        39.7        725
60 - 65                           10        2,999,150.00       0.29       5.230           4.980       76.20        11.1        724
72 - 77                            2          849,613.55       0.08       4.335           4.029       60.21        67.9        723
78 - 83                          419      153,896,586.19      15.10       4.993           4.742       68.28        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 83
Weighted Average: 49
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Interest Only                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               781      234,130,086.26      22.97       4.723           4.437       69.91        55.2        729
Yes                            2,565      785,052,722.73      77.03       4.796           4.527       73.51        41.5        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Simultaneous Seconds           Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                             2,111      643,029,486.50      63.09       4.651           4.379       70.60        46.8        729
Yes                            1,235      376,153,322.49      36.91       4.998           4.724       76.26        40.8        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 8 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 3,346 records
All records                                             Balance: 1,019,182,809
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Prepayment Penalty Flag        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                             3,050      945,323,144.69      92.75       4.784           4.513       72.36        45.5        726
Yes                              296       73,859,664.30       7.25       4.724           4.427       76.85        33.7        710
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Prepayment                  Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Penalty Term in Months         Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
6                                  3          995,500.00       1.35       5.249           4.950       65.18         0.0        777
7                                  1          420,000.00       0.57       3.000           2.625       55.26         0.0        767
12                                 5        1,657,250.00       2.24       4.106           3.764       76.46        18.4        744
30                                 2          544,000.00       0.74       5.088           4.713       78.85         0.0        677
36                               274       67,025,839.30      90.75       4.751           4.455       77.19        34.7        709
60                                11        3,217,075.00       4.36       4.481           4.200       76.16        40.5        704
----------------------------------------------------------------------------------------------------------------------------------
Total:                           296       73,859,664.30     100.00       4.724           4.427       76.85        33.7        710
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
FICO                        Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Score                          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
551 - 575                          3        1,088,151.31       0.11       4.798           4.530       58.33        49.5        570
576 - 600                          8        2,664,056.27       0.26       4.376           4.102       88.42        78.6        589
601 - 625                         22        7,215,395.33       0.71       4.551           4.272       76.33       100.0        618
626 - 650                        115       32,493,326.48       3.19       4.604           4.320       77.61        69.9        640
651 - 675                        313       95,663,746.25       9.39       4.965           4.691       73.86        44.2        666
676 - 700                        605      184,192,798.18      18.07       5.001           4.725       74.75        34.8        688
701 - 725                        604      180,192,542.35      17.68       4.847           4.572       74.38        38.9        713
726 - 750                        585      178,707,492.57      17.53       4.775           4.500       73.32        43.6        738
751 - 775                        620      203,095,387.15      19.93       4.624           4.353       69.87        49.1        763
776 - 800                        391      113,556,819.38      11.14       4.538           4.276       68.96        52.3        785
801 - 825                         80       20,313,093.72       1.99       4.644           4.384       66.35        42.0        806
----------------------------------------------------------------------------------------------------------------------------------
Total:                         3,346    1,019,182,808.99     100.00       4.779           4.506       72.69        44.6        725
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 557
Maximum: 819
Non-Zero Weighted Average: 725
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:03                                                 Page 9 of 9

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Mortgage Rates (%)             Loans          Balance ($)   Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                     14         5,230,977.01      3.32       2.458           2.083       74.21        45.5        710
2.501 - 3.000                      9         2,523,442.44      1.60       2.903           2.528       65.72        69.4        757
3.001 - 3.500                     59        17,024,863.35     10.80       3.321           2.956       73.82        67.7        711
3.501 - 4.000                    115        31,117,543.05     19.73       3.867           3.531       73.95        45.7        716
4.001 - 4.500                    114        32,544,093.05     20.64       4.394           4.074       78.34        36.6        711
4.501 - 5.000                    129        37,270,134.35     23.63       4.869           4.563       76.68        29.4        713
5.001 - 5.500                    112        30,569,089.25     19.39       5.413           5.111       78.80        27.0        710
5.501 - 6.000                      3         1,414,399.96      0.90       5.750           5.500       80.00         0.0        721
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555       157,694,542.46    100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.375%
Maximum:  5.750%
Weighted Average:  4.408%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Current Mortgage Loan       Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Principal Balance ($)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 51        4,146,846.74       2.63       4.524           4.211       74.13        80.0        707
100,000.01 - 200,000.00          190       28,288,990.33      17.94       4.433           4.100       77.29        55.1        711
200,000.01 - 300,000.00          120       29,305,572.90      18.58       4.460           4.141       78.02        47.8        709
300,000.01 - 400,000.00           78       26,628,195.70      16.89       4.471           4.154       77.73        27.2        714
400,000.01 - 500,000.00           50       22,836,224.85      14.48       4.103           3.765       76.93        30.2        716
500,000.01 - 600,000.00           28       15,464,508.37       9.81       4.409           4.101       78.10        31.2        722
600,000.01 - 700,000.00           18       11,670,822.04       7.40       4.396           4.077       75.86        55.0        712
700,000.01 - 800,000.00            4        2,993,199.99       1.90       5.219           4.878       79.74         0.0        681
800,000.01 - 900,000.00            8        6,873,517.83       4.36       4.527           4.230       76.24        25.3        721
900,000.01 - 1,000,000.00          4        3,907,000.00       2.48       4.288           3.942       61.52        25.1        706
1,000,000.01 >=                    4        5,579,663.71       3.54       4.387           4.063       60.62         0.0        725
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  49,179.31
Maximum:  2,206,750.00
Average:  284,134.31
Total:  157,694,542.46
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 1 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted       Weighted     Original
                            Mortgage            Current     Current     Average        Average      Subject  % Full-Alt       FICO
Documentation Level            Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)      LTV (%)        Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative              265       61,028,365.65      38.70       4.172          3.842        76.82       100.0        707
No Ratio                         131       43,956,184.99      27.87       4.802          4.552        77.63         0.0        713
No Income Verifier               108       31,351,049.91      19.88       4.727          4.352        78.83         0.0        710
Limited                           28       11,014,137.96       6.98       4.066          3.691        72.69         0.0        737
No Documentation                  20        8,743,585.80       5.54       3.572          3.197        63.48         0.0        727
Lite                               2        1,469,968.15       0.93       3.125          2.750        71.07         0.0        761
Stated Documentation               1          131,250.00       0.08       4.250          3.875        75.00         0.0        677
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408          4.085        76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Original                    Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan -to-Value Ratio (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                           1           73,650.28       0.05       3.875           3.500       26.79       100.0        577
30.01 - 40.00                      4          412,436.04       0.26       3.329           2.954       31.47       100.0        757
40.01 - 50.00                     10        3,517,013.32       2.23       3.654           3.279       48.30        35.5        712
50.01 - 60.00                     17        5,463,076.26       3.46       3.666           3.327       54.14        41.1        709
60.01 - 70.00                     34       14,163,722.10       8.98       4.058           3.714       65.94        34.2        727
70.01 - 80.00                    473      131,525,256.35      83.41       4.503           4.185       79.03        38.0        712
80.01 - 90.00                      7        1,258,934.96       0.80       4.706           4.374       88.45        73.0        704
90.01 - 100.00                     9        1,280,453.15       0.81       3.833           3.491       94.18       100.0        715
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7       713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  26.79%
Maximum:  95.00%
Weighted Average by Current Balance:  76.36%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Coverage on Loans with            of               Total      Total    Weighted        Weighted    Original
Original Loan-to-Value      Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Ratios above 80%               Loans          Balance ($)   Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Yes                               16         2,539,388.11    100.00       4.266           3.929       91.34        86.6        710
----------------------------------------------------------------------------------------------------------------------------------
Total:                            16         2,539,388.11    100.00       4.266           3.929       91.34        86.6        710
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 2 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Geographic                        of               Total      Total    Weighted        Weighted    Original
Distribution                Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
by Balance                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                       152       63,332,690.85      40.16       4.472           4.156       76.35        29.5        719
Ohio                              68       11,189,682.32       7.10       4.424           4.098       79.42        59.6        695
Florida                           32        9,544,498.14       6.05       4.278           3.918       73.75        47.3        722
Arizona                           39        9,214,667.86       5.84       4.539           4.219       77.11        41.5        707
Georgia                           33        7,640,289.60       4.84       3.961           3.627       77.73        59.0        711
Washington                        31        7,351,262.28       4.66       4.572           4.242       78.29        35.8        709
Colorado                          26        6,847,742.73       4.34       3.622           3.280       74.34        57.1        717
North Carolina                    32        6,100,666.73       3.87       4.403           4.081       78.07        37.2        700
Nevada                             8        4,111,784.37       2.61       4.348           4.089       74.40        38.2        716
Virginia                          12        3,881,920.85       2.46       4.680           4.354       80.00        22.6        711
Other                            122       28,479,336.73      18.06       4.499           4.172       74.85        40.6        709
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  31
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         220       71,253,028.41      45.18       4.454           4.133       78.95        35.5        723
Refinance - Rate Term            228       54,266,679.08      34.41       4.380           4.064       75.38        40.3        704
Refinance - Cashout              107       32,174,834.97      20.40       4.352           4.013       72.29        43.0        707
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family/PUD                503      144,489,035.21      91.63       4.398           4.076       76.37        38.3        711
Condominium                       45       11,786,069.04       7.47       4.606           4.274       77.82        40.5        731
2-4 Family                         6        1,305,038.21       0.83       3.732           3.370       61.95        66.7        746
Townhouse                          1          114,400.00       0.07       4.750           4.375       79.95       100.0        754
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 3 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted         Weighted   Original
                            Mortgage             Current    Current     Average          Average    Subject  % Full-Alt       FICO
Occupancy                      Loans         Balance ($)    Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                          523      148,628,461.66      94.25       4.410            4.090      76.62        38.8        711
Second Home                        9        5,476,110.00       3.47       4.264            3.889      68.66        22.3        748
Investment                        23        3,589,970.80       2.28       4.520            4.158      77.22        59.2        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408            4.085      76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                              Number                           % of                                  Average
                                  of               Total      Total    Weighted        Weighted    Original
Remaining Term              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
271 - 300                          3        1,401,098.64       0.89       3.029           2.654       71.00        69.2        752
331 - 360                        552      156,293,443.82      99.11       4.420           4.098       76.41        38.4        713
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  294
Maximum:  360
Weighted Average:  357
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Product Type                   Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Month                     15        5,115,355.48       3.24       3.301           2.926       71.77        61.5        697
ARM - 6 Month                    512      148,531,105.93      94.19       4.469           4.149       76.86        36.3        713
ARM - 1 Year/6 Month               1          129,808.48       0.08       3.875           3.500       67.36         0.0        753
ARM - 1 Year/1 Year               27        3,918,272.57       2.48       3.541           3.166       63.62       100.0        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Index Type                     Loans          Balance ($)   Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                 27        3,918,272.57       2.48       3.541           3.166       63.62       100.0        729
Libor - 1 Month                   15        5,115,355.48       3.24       3.301           2.926       71.77        61.5        697
Libor - 6 Month                  513      148,660,914.41      94.27       4.469           4.149       76.85        36.3        713
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 4 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Gross Margin (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                      6        1,737,305.48       1.10       2.375           2.000       77.76       100.0        710
1.251 - 1.500                      1          228,000.00       0.14       2.500           2.125       80.00       100.0        650
1.751 - 2.000                    413      113,543,075.69      72.00       4.698           4.394       78.40        34.0        708
2.001 - 2.250                     49       20,512,552.30      13.01       3.698           3.326       69.75        31.9        725
2.251 - 2.500                      2          601,233.83       0.38       3.591           3.216       79.74        79.0        646
2.501 - 2.750                     81       19,891,125.16      12.61       3.720           3.345       71.38        66.2        729
2.751 - 3.000                      3        1,181,250.00       0.75       4.228           3.853       74.66        23.7        750
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  1.250%
Maximum:  3.000%
Weighted Average:  2.127%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Initial Periodic Cap (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                      3        1,675,600.00       1.06       3.341           2.966       62.10        40.3        685
1.000                            510      147,966,864.41      93.83       4.478           4.159       76.81        36.3        713
6.000                             28        4,458,272.57       2.83       3.657           3.282       64.24        87.9        725
8.000                              1          280,000.00       0.18       4.000           3.625       80.00       100.0        691
8.500                              2          380,000.00       0.24       2.900           2.525       80.00       100.0        705
8.750                              3          792,500.00       0.50       3.250           2.875       82.77        41.1        711
8.625                              6        1,679,608.58       1.07       2.697           2.322       77.68        78.6        695
8.875                              1          170,000.00       0.11       3.125           2.750       80.00       100.0        721
9.625                              1          291,696.90       0.18       2.375           2.000       80.00       100.0        776
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.000%
Maximum:  9.625%
Non-Zero Weighted Average:  1.320%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 5 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Periodic Cap (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                     15        4,656,105.48       2.95       3.040           2.665       72.72        70.8        698
1.000                            512      148,973,864.41      94.47       4.475           4.154       76.79        36.0        713
2.000                             28        4,064,572.57       2.58       3.531           3.156       64.75       100.0        727
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.000%
Maximum:  2.000%
Non-Zero Weighted Average:  1.027%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                    285       83,943,507.57      53.23       4.565           4.233       75.12        37.9        716
6.001 and Above                  270       73,751,034.89      46.77       4.229           3.916       77.77        39.6        709
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.250%
Maximum:  9.625%
Weighted Average:  6.288%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Maximum Mortgage Rates (%)     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                     16        5,789,113.97       3.67       2.676           2.301       69.22        37.4        733
9.001 - 10.000                    72       22,266,557.43      14.12       3.575           3.200       70.09        66.5        721
10.001 - 11.000                  456      126,659,574.16      80.32       4.654           4.344       77.73        33.4        711
11.001 - 12.000                   11        2,979,296.90       1.89       3.520           3.145       78.81        59.4        723
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  8.500%
Maximum:  12.000%
Weighted Average:  10.705%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 6 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Months to Next Rate         Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Adjustment                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0 - 5                            519      145,511,685.54      92.27       4.499           4.180       76.75        37.4        712
6 - 11                            35       12,109,206.64       7.68       3.319           2.945       72.02        54.5        724
12 - 17                            1           73,650.28       0.05       3.875           3.500       26.79       100.0        577
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  1
Maximum:  12
Weighted Average:  4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Interest Only                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                                56       16,456,401.37      10.44       3.208           2.833       69.61        56.7        725
Yes                              499      141,238,141.09      89.56       4.548           4.231       77.15        36.6        712
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Simultaneous Seconds           Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               196       59,049,097.76      37.45       4.094           3.750       72.97        39.7        718
Yes                              359       98,645,444.70      62.55       4.596           4.285       78.39        38.1        710
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Prepayment Penalty Flag        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               345      106,698,982.87      67.66       4.354           4.029       76.32        39.0        715
Yes                              210       50,995,559.59      32.34       4.521           4.202       76.44        38.1        710
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 7 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   555 records
Loan Group 1                                              Balance: 157,694,542
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Prepayment Penalty Term     Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
in Months                      Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
6                                  1          383,500.00       0.75       5.125           4.750       65.00         0.0        776
7                                  1          420,000.00       0.82       3.000           2.625       55.26         0.0        767
12                                 4        1,218,500.00       2.39       3.875           3.500       76.98        25.0        768
30                                 2          544,000.00       1.07       5.088           4.713       78.85         0.0        677
36                               199       47,628,559.59      93.40       4.556           4.240       76.62        40.1        708
60                                 3          801,000.00       1.57       3.571           3.196       79.80         0.0        705
----------------------------------------------------------------------------------------------------------------------------------
Total:                           210       50,995,559.59     100.00       4.521           4.202       76.44        38.1        710
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
FICO                        Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Score                          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                          1           73,650.28       0.05       3.875           3.500       26.79       100.0        577
601 - 625                          4        1,435,888.18       0.91       3.379           3.015       77.54       100.0        624
626 - 650                         31        7,188,821.21       4.56       4.226           3.897       78.42        93.8        642
651 - 675                         75       20,100,388.06      12.75       4.521           4.208       76.20        40.7        665
676 - 700                        137       39,200,835.81      24.86       4.492           4.170       75.83        34.5        688
701 - 725                        100       27,944,846.33      17.72       4.439           4.124       78.24        28.6        712
726 - 750                         94       28,735,561.73      18.22       4.513           4.197       76.39        33.4        739
751 - 775                         73       23,668,132.90      15.01       4.254           3.914       74.99        39.7        763
776 - 800                         36        8,555,987.53       5.43       4.112           3.773       75.20        40.9        786
801 - 825                          4          790,430.43       0.50       3.823           3.448       76.82        76.1        808
----------------------------------------------------------------------------------------------------------------------------------
Total:                           555      157,694,542.46     100.00       4.408           4.085       76.36        38.7        713
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  577
Maximum:  810
Non-Zero Weighted Average:  713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:04                                                 Page 8 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Mortgage Rates (%)             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      1          606,934.12       0.46       2.875           2.625       79.89       100.0        720
3.001 - 3.500                     23        8,956,454.93       6.84       3.470           3.218       59.63        73.8        755
3.501 - 4.000                    111       42,557,746.36      32.48       3.818           3.564       68.52        81.4        743
4.001 - 4.500                    112       33,997,388.51      25.95       4.255           3.990       72.37        67.3        730
4.501 - 5.000                    113       32,944,301.57      25.14       4.814           4.550       74.77        42.3        713
5.001 - 5.500                     35        8,709,977.60       6.65       5.290           5.034       78.89        30.1        700
5.501 - 6.000                     13        2,793,131.99       2.13       5.779           5.529       79.99         7.3        723
6.001 - 6.500                      2          460,000.00       0.35       6.177           5.927       80.00        58.3        695
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.875%
Maximum:  6.250%
Weighted Average:  4.302%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Current Mortgage Loan       Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Principal Balance ($)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 28        2,038,440.50       1.56       4.648           4.325       70.26        76.8        731
100,000.01 -200,000.00           110       16,255,281.82      12.41       4.566           4.270       77.79        71.9        730
200,000.01 -300,000.00            88       21,852,892.61      16.68       4.514           4.254       74.64        57.4        725
300,000.01 -400,000.00            72       25,682,461.98      19.60       4.293           4.041       69.57        51.0        721
400,000.01 -500,000.00            49       22,301,348.42      17.02       4.176           3.926       73.55        59.1        731
500,000.01 -600,000.00            28       15,290,034.32      11.67       4.243           3.993       70.56        71.5        734
600,000.01 -700,000.00            17       10,828,547.92       8.26       3.940           3.690       67.35        70.5        733
700,000.01 -800,000.00             4        3,078,912.12       2.35       4.103           3.853       70.35        74.3        733
800,000.01 -900,000.00             7        5,867,032.96       4.48       4.182           3.932       60.98        42.4        745
900,000.01 -1,000,000.00           4        3,985,690.04       3.04       3.811           3.561       66.74       100.0        743
1,000,000.01 >=                    3        3,845,292.39       2.93       4.670           4.420       66.31        61.5        721
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  19,315.87
Maximum:  1,480,300.00
Average:  319,575.45
Total:  131,025,935.08
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 1 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Documentation Level            Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative              262       81,768,398.79      62.41       4.129           3.865       71.65       100.0        736
Stated Documentation              43       16,470,879.29      12.57       3.980           3.730       63.01         0.0        733
No Ratio                          32       11,447,516.61       8.74       4.862           4.612       75.19         0.0        694
Limited                           28       10,327,547.93       7.88       4.672           4.422       72.38         0.0        717
No Income Verifier                42       10,226,283.03       7.80       5.165           4.915       79.33         0.0        718
No Documentation                   3          785,309.43       0.60       4.729           4.479       67.98         0.0        754
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Original                    Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan-to-Value Ratio ($)        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                           7        1,711,605.78       1.31       3.758           3.498       23.54        77.7        759
30.01 - 40.00                      8        2,415,031.91       1.84       3.919           3.649       33.82        63.2        746
40.01 - 50.00                     21        7,274,304.08       5.55       4.025           3.765       46.86        70.0        754
50.01 - 60.00                     16        8,456,241.20       6.45       3.855           3.600       56.57        71.2        758
60.01 - 70.00                     71       30,439,239.39      23.23       4.122           3.868       66.33        55.3        731
70.01 - 80.00                    248       72,829,249.43      55.58       4.479           4.222       78.14        60.2        723
80.01 - 90.00                     23        4,772,864.73       3.64       4.432           4.145       88.57        83.9        711
90.01 - 100.00                    16        3,127,398.56       2.39       4.157           3.850       94.58       100.0        719
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  13.20%
Maximum:  95.00%
Weighted Average by Current Balance:  71.51%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Coverage on Loans with            of               Total      Total    Weighted        Weighted    Original
Original Loan-to-Value      Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Ratios above 80%               Loans         Balance ($)    Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Yes                               39        7,900,263.29     100.00       4.324           4.028       90.95        90.3        714
Total:                            39        7,900,263.29     100.00       4.324           4.028       90.95        90.3        714
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 2 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                              Number                           % of                                  Average
Geographic                        of               Total      Total    Weighted        Weighted    Original
Distribution                Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
by Balance                     Loans         Balance ($)    Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                       133       57,406,985.45      43.81       4.161           3.910       71.00        66.2        728
Colorado                          37       11,919,573.36       9.10       4.434           4.177       74.91        49.1        723
Illinois                          22        9,158,564.65       6.99       4.097           3.836       66.33        75.5        751
Maryland                          13        6,117,249.60       4.67       4.118           3.868       62.82        55.1        746
Virginia                          15        4,296,983.23       3.28       4.710           4.460       77.02        80.0        729
Washington                        15        4,278,922.66       3.27       4.733           4.483       74.72        44.2        717
Arizona                           16        4,161,150.00       3.18       4.358           4.108       68.25        41.4        736
Florida                           21        4,132,284.26       3.15       4.522           4.264       72.24        47.3        730
Texas                             13        3,399,863.75       2.59       4.282           4.027       74.35        69.3        736
Michigan                           8        3,054,475.94       2.33       4.425           4.170       70.08        77.1        749
Other                            117       23,099,882.18      17.63       4.493           4.206       73.98        60.3        719
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  37
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Purpose                        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         180       55,788,294.83      42.58       4.483           4.225       77.04        58.9        729
Refinance - Rate Term            146       47,770,391.12      36.46       4.133           3.873       67.07        65.8        728
Refinance - Cashout               84       27,467,249.13      20.96       4.227           3.967       67.99        63.5        731
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family/PUD                355      117,634,453.74      89.78       4.273           4.015       71.11        62.0        729
Condominium                       51       11,803,531.34       9.01       4.524           4.252       75.67        72.4        738
2-4 Family                         4        1,587,950.00       1.21       4.757           4.507       70.32        17.1        701
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 3 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Occupancy                      Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                          383      123,267,064.80      94.08       4.279           4.020       71.62        63.7        729
Investment                        12        4,515,240.65       3.45       4.872           4.622       70.78        32.2        714
Second Home                       15        3,243,629.63       2.48       4.368           4.104       68.06        54.1        747
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Remaining Term              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
151 - 180                          3        1,444,026.18       1.10       4.101           3.833       61.48       100.0        778
331 - 360                        407      129,581,908.90      98.90       4.304           4.045       71.62        62.0        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  172
Maximum:  360
Weighted Average:  356
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Product Type                   Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
3 Year/6 Month                   138       38,782,095.81      29.60       4.897           4.647       77.98        35.6        711
3 Year/1 Year                    272       92,243,839.27      70.40       4.051           3.788       68.79        73.7        737
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Index Type                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                 76       12,221,308.80       9.33       4.399           4.054       74.29        96.2        720
Libor - 6 Month                  139       39,635,095.81      30.25       4.897           4.647       77.62        34.8        710
Libor - 1 Year                   195       79,169,530.47      60.42       3.988           3.738       68.02        71.0        740
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 4 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Gross Margin (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                    333      118,486,246.28      90.43       4.290           4.040       71.22        59.1        730
2.501 - 2.750                     76       12,221,308.80       9.33       4.399           4.054       74.29        96.2        720
3.001 - 3.250                      1          318,380.00       0.24       4.750           4.500       73.39         0.0        671
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.250%
Maximum:  3.250%
Weighted Average:  2.299%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Initial Periodic Cap (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                            169       69,046,518.02      52.70       3.919           3.669       67.04        76.3        743
5.000                            102       28,036,176.96      21.40       4.987           4.737       78.31        29.6        704
5.500                              1          329,638.80       0.25       5.500           5.250       76.74         0.0        663
6.000                            138       33,613,601.30      25.65       4.504           4.220       74.96        61.9        723
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2.000%
Maximum:  6.000%
Non-Zero Weighted Average:  3.677%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Periodic Cap (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.000                            104       28,793,447.61      21.98       4.981           4.731       78.28        30.3        704
2.000                            306      102,232,487.47      78.02       4.110           3.849       69.60        71.4        736
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.000%
Maximum:  2.000%
Non-Zero Weighted Average:  1.780%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 5 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                    410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.500%
Maximum:  6.000%
Weighted Average:  5.999%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Maximum Mortgage Rates (%)     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                      1          606,934.12       0.46       2.875           2.625       79.89       100.0        720
9.001 - 10.000                   134       51,514,201.29      39.32       3.758           3.504       66.97        80.1        745
10.001 - 11.000                  226       67,271,328.88      51.34       4.535           4.271       73.57        54.7        721
11.001 - 12.000                   47       11,173,470.79       8.53       5.406           5.152       79.23        25.3        707
12.001 - 13.000                    2          460,000.00       0.35       6.177           5.927       80.00        58.3        695
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  8.875%
Maximum:  12.250%
Weighted Average:  10.300%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Months to Next Rate         Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Adjustment                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
12 - 17                            3          315,878.08       0.24       4.922           4.547       85.46       100.0        692
18 - 23                            5          654,933.96       0.50       4.630           4.255       77.48       100.0        730
24 - 29                           48        9,400,877.81       7.17       4.382           4.056       70.93        88.1        714
30 - 35                          348      119,122,545.23      90.92       4.284           4.031       71.49        60.7        730
36 - 41                            6        1,531,700.00       1.17       4.934           4.684       71.34        12.9        736
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  15
Maximum:  36
Weighted Average:  34
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 6 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Interest Only                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               154       46,080,581.10      35.17       4.123           3.848       68.56        78.9        730
Yes                              256       84,945,353.98      64.83       4.398           4.148       73.11        53.4        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Simultaneous Seconds           Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               250       80,494,713.66      61.43       4.160           3.898       68.88        69.1        734
Yes                              160       50,531,221.42      38.57       4.527           4.274       75.69        51.7        721
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Prepayment Penalty Flag        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               378      121,661,876.79      92.85       4.267           4.007       71.25        65.5        730
Yes                               32        9,364,058.29       7.15       4.753           4.503       74.88        22.5        717
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Prepayment Penalty Term in  Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Months                         Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
6                                  2          612,000.00       6.54       5.326           5.076       65.29         0.0        778
12                                 1          438,750.00       4.69       4.750           4.500       75.00         0.0        676
36                                25        7,159,308.29      76.46       4.768           4.518       76.05        24.3        715
60                                 4        1,154,000.00      12.32       4.355           4.105       72.62        32.4        716
----------------------------------------------------------------------------------------------------------------------------------
Total:                            32        9,364,058.29     100.00       4.753           4.503       74.88        22.5        717
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 7 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   410 records
Loan Group 2                                              Balance: 131,025,935
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
FICO                        Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Score                          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                          1          242,099.88       0.18       4.250           3.875       95.00       100.0        586
601 - 625                          3          679,359.68       0.52       4.846           4.534       77.30       100.0        618
626 - 650                         15        4,372,003.03       3.34       4.379           4.110       80.54        68.7        640
651 - 675                         37       13,009,446.63       9.93       4.509           4.249       72.88        56.0        666
676 - 700                         65       21,210,359.26      16.19       4.653           4.399       73.51        30.4        689
701 - 725                         73       21,539,524.04      16.44       4.350           4.088       73.81        60.6        715
726 - 750                         73       19,997,703.12      15.26       4.225           3.967       71.71        65.4        738
751 - 775                         75       26,126,575.35      19.94       4.117           3.860       68.65        74.9        763
776 - 800                         55       19,614,466.18      14.97       4.038           3.778       66.89        82.7        785
801 - 825                         13        4,234,397.91       3.23       4.212           3.958       71.97        51.8        807
----------------------------------------------------------------------------------------------------------------------------------
Total:                           410      131,025,935.08     100.00       4.302           4.043       71.51        62.4        729
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  586
Maximum:  816
Non-Zero Weighted Average:  729
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 8 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Mortgage Rates (%)             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                    320       80,055,803.55      13.91       3.928           3.676       67.47        39.5        739
4.001 - 4.500                    383      127,278,596.00      22.11       4.334           4.064       70.61        53.3        734
4.501 - 5.000                    431      133,960,544.38      23.27       4.806           4.527       71.61        46.4        723
5.001 - 5.500                    331       99,122,666.38      17.22       5.352           5.089       76.92        24.7        716
5.501 - 6.000                    372      104,401,967.79      18.13       5.792           5.523       77.52        19.2        713
6.001 - 6.500                    112       28,216,131.94       4.90       6.274           6.013       77.93        14.8        711
6.501 - 7.000                     11        2,680,421.67       0.47       6.736           6.348       78.95         0.0         708
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 6.875%
Weighted Average: 4.933%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Current Mortgage Loan       Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Principal Balance ($)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                148       11,988,918.75       2.08       4.793           4.521       65.14        34.2        730
100,000.01 - 200,000.00          590       88,939,712.26      15.45       4.965           4.702       71.80        33.6        726
200,000.01 - 300,000.00          480      121,653,063.87      21.13       4.917           4.662       73.36        31.9        726
300,000.01 - 400,000.00          328      114,199,788.80      19.84       4.957           4.680       75.80        39.0        722
400,000.01 - 500,000.00          202       91,168,119.15      15.84       4.959           4.687       73.15        42.3        725
500,000.01 - 600,000.00           75       41,510,709.41       7.21       4.998           4.731       74.81        36.3        714
600,000.01 - 700,000.00           78       50,326,748.85       8.74       4.905           4.624       71.58        32.4        728
700,000.01 - 800,000.00           21       15,844,165.61       2.75       4.881           4.618       73.08        42.9        732
800,000.01 - 900,000.00           12       10,345,358.32       1.80       4.821           4.571       78.09        24.9        703
900,000.01 - 1,000,000.00         20       19,720,820.13       3.43       4.872           4.572       60.52        35.4        718
1,000,000.01 >=                    6       10,018,726.56       1.74       4.715           4.465       82.49        66.5        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 18,000.00
Maximum: 1,960,000.00
Average: 293,732.72
Total: 575,716,131.71
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 1 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Documentation Level            Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative              686      210,350,934.32      36.54       4.698           4.435       73.41       100.0        723
Limited                          377      118,295,514.20      20.55       5.305           5.004       75.55         0.0        716
Lite                             266       70,172,847.18      12.19       4.256           4.006       71.80         0.0        734
No Income Verifier               217       65,827,249.65      11.43       5.737           5.487       76.82         0.0        718
No Ratio                         134       37,203,444.95       6.46       5.365           5.108       71.40         0.0        723
Stated Documentation             124       32,578,832.26       5.66       4.976           4.726       68.85         0.0        735
Streamline                        70       21,761,881.27       3.78       4.002           3.752       64.26         0.0        751
No Documentation                  86       19,525,427.88       3.39       5.079           4.764       68.50         0.0        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Original                    Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan-to-Value Ratio (%)        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                          46        6,662,129.09       1.16       4.321           4.061       21.85        36.1        752
30.01 - 40.00                     58       13,994,252.39       2.43       4.401           4.145       36.45        34.5        757
40.01 - 50.00                     87       22,360,269.65       3.88       4.509           4.244       45.74        34.1        743
50.01 - 60.00                    123       37,524,006.80       6.52       4.533           4.262       55.66        35.3        737
60.01 - 70.00                    265       89,068,076.20      15.47       4.752           4.479       66.29        32.2        725
70.01 - 80.00                  1,239      370,484,926.75      64.35       5.072           4.805       78.51        38.7        720
80.01 - 90.00                     66       14,988,412.16       2.60       5.327           5.046       88.06        15.5        724
90.01 - 100.00                    76       20,634,058.67       3.58       4.683           4.420       98.43        38.0        717
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.91%
Maximum: 100.00%
Weighted Average by Current Balance: 73.14%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Coverage on Loans with            of               Total      Total    Weighted        Weighted    Original
Original Loan-to-Value      Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Ratios above 80%               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Yes                               86       18,429,838.09      51.74       5.437           5.148       90.26        21.8        726
Yes-Pledged Assets                53       16,117,827.39      45.25       4.391           4.141       99.04        38.1        713
None                               3        1,074,805.35       3.02       5.113           4.863       84.65         0.0        712
----------------------------------------------------------------------------------------------------------------------------------
Total:                           142       35,622,470.83     100.00       4.954           4.684       94.07        28.5        720
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 2 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Geographic                        of               Total      Total    Weighted        Weighted    Original
Distribution                Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
by Balance                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                       736      277,921,648.66      48.27       5.037           4.768       73.10        36.8        726
Florida                          159       32,450,100.95       5.64       4.743           4.478       75.75        26.4        730
Colorado                          91       24,245,624.23       4.21       4.951           4.675       72.53        22.4        723
New York                          66       22,897,596.64       3.98       4.988           4.732       66.73        53.7        720
Washington                        73       20,267,703.68       3.52       5.268           5.009       76.29        31.2        720
Virginia                          57       18,215,751.93       3.16       4.641           4.382       70.72        47.6        736
Illinois                          75       17,586,703.62       3.05       4.472           4.197       72.47        34.9        724
Arizona                           76       16,874,712.86       2.93       4.942           4.664       72.75        24.9        720
Maryland                          38       11,666,822.65       2.03       4.913           4.622       74.14        37.4        707
New Jersey                        49       11,370,563.94       1.98       4.285           4.035       63.99        86.4        733
Other                            540      122,218,902.55      21.23       4.851           4.583       74.61        34.7        719
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 48
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Purpose                        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         932      270,775,828.71      47.03       5.111           4.838       78.55        37.9        723
Refinance - Rate Term            561      162,467,242.55      28.22       4.660           4.389       67.39        37.5        730
Refinance - Cashout              467      142,473,060.45      24.75       4.906           4.652       69.42        32.7        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family/PUD              1,620      489,429,898.43      85.01       4.932           4.664       73.04        35.2        723
Condominium                      285       70,465,356.90      12.24       4.906           4.645       75.26        44.7        731
2-4 Family                        44       13,383,056.44       2.32       5.175           4.882       67.31        33.6        718
Co-op                              9        1,978,699.94       0.34       4.615           4.365       60.32        80.7        735
Townhouse                          2          459,120.00       0.08       4.369           4.119       79.45       100.0        710
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 3 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Occupancy                      Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                        1,714      517,852,610.20      89.95       4.939           4.671       73.23        36.2        723
Second Home                      100       29,093,100.14       5.05       4.586           4.331       74.99        44.2        736
Investment                       146       28,770,421.37       5.00       5.185           4.899       69.67        35.1        727
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Remaining Term              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
151 - 180                          1          603,280.68       0.10       5.375           5.000       78.30       100.0        710
331 - 360                      1,959      575,112,851.03      99.90       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 161
Maximum: 360
Weighted Average: 357
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Product Type                   Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
5 Year/6 Month                 1,477      412,299,798.75      71.62       4.999           4.744       73.78        29.0        722
5 Year/1 Year                    483      163,416,332.96      28.38       4.768           4.467       71.54        55.7        730
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Index Type                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                119       45,636,428.75       7.93       4.934           4.502       73.18        47.8        718
Libor - 6 Month                1,477      412,299,798.75      71.62       4.999           4.744       73.78        29.0        722
Libor - 1 Year                   364      117,779,904.21      20.46       4.704           4.454       70.90        58.7        735
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 4 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Gross Margain (%)              Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                    687      184,063,233.40      31.97       4.288           4.032       70.21        40.4        732
2.001 - 2.250                  1,204      371,916,380.90      64.60       5.246           4.975       74.52        32.8        721
2.501 - 2.750                     68       19,394,950.82       3.37       5.042           4.724       74.42        72.9        716
3.251 - 3.500                      1          341,566.59       0.06       6.000           5.575       80.00         0.0        682
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.500%
Weighted Average: 2.186%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Initial Periodic Cap (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.000                              1          332,048.73       0.06       4.875           4.625       75.84       100.0        668
2.000                              5        1,037,442.88       0.18       4.607           4.357       60.01        59.1        724
3.000                              1          341,566.59       0.06       6.000           5.575       80.00         0.0        682
5.000                          1,079      342,154,561.47      59.43       5.245           4.968       74.98        35.0        722
6.000                            874      231,850,512.04      40.27       4.473           4.218       70.48        38.7        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 6.000%
Non-Zero Weighted Average: 5.394%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Periodic Cap (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.000                            684      202,318,502.97      35.14       5.604           5.348       77.31        20.0        714
2.000                          1,276      373,397,628.74      64.86       4.570           4.295       70.89        45.5        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.649%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 5 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  1,079      342,154,561.47      59.43       5.245           4.968       74.98        35.0        722
5.001 - 6.000                    881      233,561,570.24      40.57       4.477           4.221       70.45        38.8        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.406%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Maximum Mortgage Rates (%)     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                     10        4,191,726.19       0.73       3.930           3.680       71.29        90.1        740
9.001 - 10.000                   671      209,262,786.73      36.35       4.368           4.087       69.81        49.9        734
10.001 - 11.000                1,055      305,268,002.79      53.02       5.147           4.889       74.69        29.0        719
11.001 - 12.000                  205       52,781,895.04       9.17       5.898           5.628       77.25        25.9        709
12.001 - 13.000                   19        4,211,720.96       0.73       6.430           6.079       76.89         2.2        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.750%
Maximum: 12.750%
Weighted Average: 10.340%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Months to Next              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Rate Adjustment                Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
36 - 41                            8        1,731,184.98       0.30       5.614           5.303       69.14        48.5        721
42 - 47                           11        2,317,650.70       0.40       5.134           4.861       63.69        67.3        738
48 - 53                          338       89,450,084.69      15.54       5.662           5.406       76.48        19.3        720
54 - 59                        1,593      479,218,061.34      83.24       4.792           4.522       72.56        39.7        725
60 - 65                           10        2,999,150.00       0.52       5.230           4.980       76.20        11.1        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 37
Maximum: 60
Weighted Average: 57
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 6 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Interest Only                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               453      122,231,516.47      21.23       5.071           4.780       72.08        37.6        725
Yes                            1,507      453,484,615.24      78.77       4.896           4.634       73.43        36.2        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Simultaneous Seconds           Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                             1,300      368,802,008.86      64.06       4.720           4.450       71.45        36.8        727
Yes                              660      206,914,122.85      35.94       5.313           5.049       76.17        36.1        718
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Prepayment Penalty Flag        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                             1,913      564,289,722.02      98.02       4.922           4.654       73.00        37.0        724
Yes                               47       11,426,409.69       1.98       5.482           5.232       80.07        16.1        708
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Prepayment Penalty          Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Term in Months                 Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
36                                47       11,426,409.69     100.00       5.482           5.232       80.07        16.1        708
----------------------------------------------------------------------------------------------------------------------------------
Total:                            47       11,426,409.69     100.00       5.482           5.232       80.07        16.1        708
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 7 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                 1,960 records
Loan Group 3                                              Balance: 575,716,132
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
FICO                        Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Score                          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
551 - 575                          2          538,880.21       0.09       4.465           4.179       64.89       100.0        569
576 - 600                          6        2,348,306.11       0.41       4.405           4.145       89.67        75.7        589
601 - 625                         13        4,400,030.73       0.76       4.778           4.526       74.41       100.0        615
626 - 650                         62       18,725,497.11       3.25       4.751           4.475       77.76        63.2        640
651 - 675                        180       53,765,860.45       9.34       5.199           4.933       74.66        36.2        667
676 - 700                        351      104,862,055.84      18.21       5.237           4.970       74.84        27.7        688
701 - 725                        363      103,730,541.09      18.02       5.009           4.735       75.04        32.1        714
726 - 750                        345      105,745,974.89      18.37       4.907           4.635       73.64        37.3        738
751 - 775                        360      109,659,745.06      19.05       4.726           4.457       70.87        37.7        763
776 - 800                        229       61,254,029.70      10.64       4.600           4.343       68.37        41.7        785
801 - 825                         49       10,685,210.52       1.86       4.705           4.447       64.41        34.5        807
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,960      575,716,131.71     100.00       4.933           4.665       73.14        36.5        724
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 557
Maximum: 819
Non-Zero Weighted Average: 724
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 8 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Mortgage Rates (%)             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      1          341,834.63       0.22       3.000           2.750       80.00         0.0        752
3.501 - 4.000                      2          694,157.35       0.45       3.829           3.579       76.38        37.1        788
4.001 - 4.500                     52       17,252,451.98      11.15       4.434           4.181       64.58        56.9        742
4.501 - 5.000                    201       72,298,560.76      46.72       4.828           4.577       68.08        72.0        744
5.001 - 5.500                    139       54,963,341.47      35.52       5.262           5.010       68.34        66.0        731
5.501 - 6.000                     21        7,105,640.94       4.59       5.732           5.481       74.15        44.9        717
6.001 - 6.500                      5        2,090,212.61       1.35       6.189           5.939       76.40         0.0        708
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 6.375%
Weighted Average: 4.989%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Current Mortgage Loan       Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Principal Balance ($)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 13        1,006,544.71       0.65       4.798           4.548       58.87         9.9        757
100,000.01 - 200,000.00           85       12,824,166.16       8.29       5.040           4.786       70.77        52.1        743
200,000.01 - 300,000.00           71       17,906,340.24      11.57       4.926           4.673       70.31        48.9        735
300,000.01 - 400,000.00           92       32,933,571.25      21.28       4.915           4.663       69.14        68.9        735
400,000.01 - 500,000.00           72       32,681,501.47      21.12       5.051           4.801       68.43        68.6        746
500,000.01 - 600,000.00           43       23,303,753.41      15.06       4.959           4.709       69.34        72.4        734
600,000.01 - 700,000.00           21       13,522,922.88       8.74       5.123           4.873       67.69        71.4        735
700,000.01 - 800,000.00            8        6,026,247.38       3.89       5.050           4.800       62.52        88.1        713
800,000.01 - 900,000.00            9        7,687,156.63       4.97       4.952           4.702       62.57        54.8        747
900,000.01 - 1,000,000.00          7        6,853,995.61       4.43       4.982           4.732       62.97        70.8        732
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 51,413.28
Maximum: 1,000,000.00
Average: 367,568.17
Total: 154,746,199.74
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 1 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Documentation Level            Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Full or Alternative              256      101,573,620.63      65.64       4.965           4.715       67.76       100.0        735
No Income Verifier                65       20,740,382.56      13.40       5.050           4.800       68.77         0.0        751
Lite                              38        8,703,582.73       5.62       4.826           4.571       71.74         0.0        742
Limited                           20        7,077,923.41       4.57       5.367           5.100       74.19         0.0        719
No Documentation                  12        5,357,748.49       3.46       4.853           4.603       67.26         0.0        749
No Ratio                          13        4,764,104.65       3.08       5.241           4.991       61.15         0.0        748
Streamline                         8        3,729,900.00       2.41       4.861           4.611       72.60         0.0        727
Stated Documentation               9        2,798,937.27       1.81       4.981           4.731       63.97         0.0        743
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Original                    Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Loan-to-Value Ratio (%)        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                          11        2,414,310.35       1.56       4.770           4.520       22.07        60.3        757
30.01 - 40.00                     16        6,033,468.39       3.90       4.842           4.592       35.99        65.6        756
40.01 - 50.00                     34       14,220,466.34       9.19       5.046           4.796       45.10        69.5        731
50.01 - 60.00                     44       18,120,828.93      11.71       4.924           4.671       55.24        64.4        746
60.01 - 70.00                     76       29,424,062.17      19.01       5.012           4.762       66.52        65.4        736
70.01 - 80.00                    224       80,484,788.85      52.01       4.988           4.738       78.36        66.6        736
80.01 - 90.00                      6        1,329,848.25       0.86       5.335           5.076       89.22        81.6        715
90.01 - 100.00                    10        2,718,426.46       1.76       5.264           5.006       97.29        25.2        743
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.19%
Maximum: 100.00%
Weighted Average by Current Balance: 68.24%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Coverage on Loans with            of               Total      Total    Weighted        Weighted    Original
Original Loan-to-Value      Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Ratios above 80%               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Yes                               12        2,632,774.71      65.03       5.252           4.988       92.04        67.3        711
Yes-Pledged Assets                 4        1,415,500.00      34.97       5.353           5.103       99.46         0.0        776
----------------------------------------------------------------------------------------------------------------------------------
Total:                            16        4,048,274.71     100.00       5.287           5.029       94.64        43.8        734
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 2 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
Geographic                        of               Total      Total    Weighted        Weighted    Original
Distribution                Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
by Balance                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
California                       138       60,923,185.68      39.37       5.074           4.824       65.20        61.9        735
Virginia                          40       14,117,642.97       9.12       4.948           4.693       73.02        73.2        751
Florida                           35        9,089,802.45       5.87       4.969           4.717       70.04        49.8        733
Maryland                          23        8,249,602.55       5.33       4.849           4.599       73.03        82.3        726
Texas                             20        6,421,732.41       4.15       4.837           4.577       70.40        77.7        741
Georgia                           24        6,336,741.31       4.09       4.874           4.624       73.00        68.7        754
Illinois                          12        5,116,243.92       3.31       4.901           4.651       68.27        81.4        736
Colorado                          15        4,856,902.75       3.14       5.122           4.872       66.98        55.6        735
Minnesota                          9        3,514,924.19       2.27       4.935           4.685       74.53        40.1        739
New York                           7        3,434,608.19       2.22       5.347           5.097       76.07        16.9        737
Other                             98       32,684,813.32      21.12       4.905           4.655       67.45        73.5        739
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Purpose                        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         184       64,365,315.70      41.59       4.994           4.742       76.95        63.5        745
Refinance - Rate Term            158       63,841,759.12      41.26       4.961           4.711       60.82        67.1        738
Refinance - Cashout               79       26,539,124.92      17.15       5.046           4.796       64.94        67.4        719
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Property Type                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family/PUD                364      136,709,950.38      88.34       4.969           4.717       68.08        66.5        738
Condominium                       53       16,965,187.23      10.96       5.117           4.867       69.42        61.2        738
2-4 Family                         3          628,840.28       0.41       5.237           4.987       62.02        36.8        713
Co-op                              1          442,221.85       0.29       6.125           5.875       80.00         0.0        801
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 3 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Occupancy                      Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                          381      141,477,063.27      91.43       4.979           4.728       68.32        66.7        738
Second Home                       31       11,688,336.47       7.55       5.138           4.888       67.27        61.4        732
Investment                         9        1,580,800.00       1.02       4.815           4.565       68.36         6.4        742
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Remaining Term              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
331 - 360                        421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 343
Maximum: 359
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Product Type                   Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
7 Year/1 Year                    326      124,372,643.29      80.37       4.982           4.731       67.70        72.8        740
7 Year/6 Month                    95       30,373,556.45      19.63       5.019           4.767       70.43        36.1        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Index Type                     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                207       78,687,672.48      50.85       5.083           4.832       68.61        66.5        736
Libor - 6 Month                   95       30,373,556.45      19.63       5.019           4.767       70.43        36.1        729
Libor - 1 Year                   119       45,684,970.81      29.52       4.808           4.558       66.13        83.7        746
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 4 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Gross Margin (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                     79       23,459,104.59      15.16       4.784           4.534       69.33        41.8        729
2.001 - 2.250                    129       50,666,698.58      32.74       4.943           4.692       67.01        75.1        745
2.501 - 2.750                    213       80,620,396.57      52.10       5.078           4.827       68.69        66.6        736
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 2.750%
Weighted Average: 2.471%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Initial Periodic Cap (%)       Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                            333      128,276,360.62      82.89       5.016           4.765       68.26        70.4        739
6.000                             88       26,469,839.12      17.11       4.862           4.610       68.11        42.5        730
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.000%
Maximum: 6.000%
Non-Zero Weighted Average: 5.171%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Periodic Cap (%)               Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
1.000                             12        5,406,117.33       3.49       5.798           5.548       78.61        13.3        725
2.000                            409      149,340,082.41      96.51       4.960           4.709       67.86        67.5        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.965%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 5 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Lifetime Rate Cap (%)          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                    333      128,276,360.62      82.89       5.016           4.765       68.26        70.4        739
5.001 - 6.000                     88       26,469,839.12      17.11       4.862           4.610       68.11        42.5        730
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.000%
Weighted Average: 5.169%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Maximum Mortgage Rates (%)     Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                      1          341,834.63       0.22       3.000           2.750       80.00         0.0        752
8.001 - 9.000                      2          694,157.35       0.45       3.829           3.579       76.38        37.1        788
9.001 - 10.000                   184       70,558,325.24      45.60       4.771           4.520       67.79        73.7        746
10.001 - 11.000                  211       73,717,745.38      47.64       5.152           4.902       67.79        65.1        732
11.001 - 12.000                   22        9,300,910.05       6.01       5.493           5.235       73.99        14.5        717
12.001 - 13.000                    1          133,227.09       0.09       6.250           6.000       80.00         0.0        699
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 12.250%
Weighted Average: 10.159%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Months to Next              Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Rate Adjustment                Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
72 - 77                            2          849,613.55       0.55       4.335           4.029       60.21        67.9        723
78 - 83                          419      153,896,586.19      99.45       4.993           4.742       68.28        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 73
Maximum: 83
Weighted Average: 82
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 6 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Interest Only                  Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               118       49,361,587.32      31.90       4.927           4.674       65.91        75.8        739
Yes                              303      105,384,612.42      68.10       5.019           4.769       69.33        60.9        737
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Simultaneous Seconds           Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               365      134,683,666.22      87.04       4.999           4.748       68.26        64.1        737
Yes                               56       20,062,533.52      12.96       4.923           4.671       68.11        75.9        740
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
                            Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Prepayment Penalty Flag        Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
No                               414      152,672,563.01      98.66       4.983           4.732       68.10        65.5        738
Yes                                7        2,073,636.73       1.34       5.419           5.169       78.22        72.4        703
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
Prepayment Penalty          Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Term in Months                 Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
36                                 3          811,561.73      39.14       5.799           5.549       80.00        70.3        717
60                                 4        1,262,075.00      60.86       5.175           4.925       77.08        73.7        693
----------------------------------------------------------------------------------------------------------------------------------
Total:                             7        2,073,636.73     100.00       5.419           5.169       78.22        72.4        703
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 7 of 8

MSM 2004-5AR Termsheet                                          MORGAN STANLEY
                                                                   421 records
Loan Group 4                                              Balance: 154,746,200
==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of               Total      Total    Weighted        Weighted    Original
FICO                        Mortgage             Current    Current     Average         Average     Subject  % Full-Alt       FICO
Score                          Loans         Balance ($)    Balance  Coupon (%)  Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
551 - 575                          1          549,271.10       0.35       5.125           4.875       51.89         0.0        570
601 - 625                          2          700,116.74       0.45       5.249           4.999       84.99       100.0        620
626 - 650                          7        2,207,005.13       1.43       5.044           4.794       67.92        51.0        644
651 - 675                         21        8,788,051.11       5.68       5.223           4.973       65.09        83.4        664
676 - 700                         52       18,919,547.27      12.23       5.134           4.880       73.45        79.7        690
701 - 725                         68       26,977,630.89      17.43       5.044           4.792       68.28        58.6        714
726 - 750                         73       24,228,252.83      15.66       4.963           4.713       69.60        65.3        739
751 - 775                        112       43,640,933.84      28.20       4.874           4.623       65.33        67.5        762
776 - 800                         71       24,132,335.97      15.59       4.939           4.688       69.90        58.8        786
801 - 825                         14        4,603,054.86       2.97       5.041           4.791       63.90        44.6        805
----------------------------------------------------------------------------------------------------------------------------------
Total:                           421      154,746,199.74     100.00       4.989           4.738       68.24        65.6        738
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 570
Maximum: 814
Non-Zero Weighted Average: 738
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Jun 16, 2004 22:05                                                 Page 8 of 8